Exhibit 10.06

[As amended August 14, 2007,

effective as of January 1, 2005]

CSG SYSTEMS INTERNATIONAL, INC.

2001 STOCK INCENTIVE PLAN

1. Purpose. The purpose of the CSG Systems International, Inc. 2001 Stock Incentive Plan (the “Plan”) is to foster and promote the long-term financial success of the Company and its Subsidiaries and thereby increase stockholder value by providing incentives to certain key employees who are likely to be responsible for achieving such success. In furtherance of such purpose, the Plan authorizes the sale and issuance of Common Stock pursuant to sub-plans which are designed to achieve desired tax or other objectives in particular locations outside of the United States.

2. Certain Definitions.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. References to a particular section of the Code shall include any regulations issued under such section.

“Committee” shall have the meaning provided in Section 3 of the Plan.

“Common Stock” means the Common Stock, $0.01 par value per share, of the Company.

“Company” means CSG Systems International, Inc., a Delaware corporation.

“Disability” means a mental or physical condition which, in the opinion of the Committee, renders a grantee unable or incompetent to carry out the job responsibilities which such grantee held or the tasks to which such grantee was assigned at the time the disability was incurred and which is expected to be permanent or for an indefinite duration exceeding one year.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means, as determined by the Committee, the last sale price of the Common Stock as quoted on the Nasdaq National Market System on the trading day for which the determination is being made, or, in the event that no such sale takes place on such day, the average of the reported closing bid and asked prices on such day, or, if the Common Stock of the Company is listed on a national securities exchange, the last reported sale price on the principal national securities exchange on which the Common Stock is listed or admitted to trading on the trading day for which the determination is being made, or, if no such reported sale takes place on such day, the average of the closing bid and asked prices on such day on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not quoted on such National Market System nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices in the over-the-counter market on the day for which the determination is being made as reported through Nasdaq, or, if bid and asked prices for the Common Stock on such day are not reported through Nasdaq, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in the Common Stock selected for such purpose by the Committee, or, if none of the foregoing is applicable, then the fair market value of the Common Stock as determined in good faith by the Committee in its sole discretion.

“Parent Corporation” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Performance Unit Award” means an award granted pursuant to Section 8.

“Plan Year” means the twelve-month period beginning on January 1 and ending on December 31; provided, that the first Plan Year shall be a short Plan Year beginning on the date of adoption of the Plan by the Board and ending on December 31, 2001.

“Restricted Stock Award” means an award of Common Stock granted pursuant to Section 9.

“Rule 16b-3” means Rule 16b-3 under the Exchange Act, as in effect from time to time.

“Stock Appreciation Right” means an award granted pursuant to Section 7.

“Stock Bonus Award” means an award of Common Stock granted pursuant to Section 10.

“Stock Option” means any option to purchase Common Stock granted pursuant to Section 6.

“Subsidiary” means a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or by a Subsidiary, whether or not such corporation now exists or hereafter is organized or acquired by the Company or by a Subsidiary.

3. Administration. The Plan shall be administered by a committee composed solely of two or more members of the Board (the “Committee”) selected by the Board, each of whom shall qualify as a “Non-Employee Director” within the meaning of Rule 16b-3 and as an “outside director” within the meaning of Section 162(m) of the Code.

The Committee shall have authority to grant to eligible employees of the Company or its Subsidiaries, pursuant to the terms of the Plan, (a) Stock Options, (b) Stock Appreciation Rights, (c) Restricted Stock Awards, (d) Performance Unit Awards, (e) Stock Bonus Awards, or (f) any combination of the foregoing.

Subject to the applicable provisions of the Plan, the Committee shall have authority to interpret the provisions of the Plan and to decide all questions of fact arising in the application of such provisions; to select the key employees to whom awards or options shall be granted under the Plan; to determine whether and to what extent awards or options shall be granted under the Plan; to determine the types of awards and options to be granted under the Plan and the amount, size, terms, and conditions of each such award or option; to determine the time when awards or options shall be granted under the Plan; to determine whether, to what extent, and under what circumstances the payment of Common Stock and other amounts payable with respect to an award granted under the Plan shall be deferred either automatically or at the election of the grantee; to determine the Fair Market Value of the Common Stock from time to time; to authorize persons to execute on behalf of the Company any agreement required to be entered into under the Plan; to adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as the Committee from time to time shall deem advisable; and to make all other determinations necessary or advisable for the administration of the Plan.

Unless otherwise expressly provided in the Plan, all decisions and determinations made by the Committee pursuant to the provisions of the Plan shall be made in the sole discretion of the Committee and shall be final and binding on all persons, including but not limited to the Company and its Subsidiaries, the key employees to whom awards and options are granted under the Plan, the heirs and legal representatives of such key employees, and the personal representatives and beneficiaries of the estates of such key employees.

Notwithstanding any other provisions of the Plan to the contrary, the Committee may, in its sole discretion, amend or vary the terms of the Plan in order to conform such terms to the requirements of each non-U.S. jurisdiction where a Subsidiary is located or to accomplish the purpose of the Plan with respect to persons employed in such non-U.S. jurisdictions who are eligible to receive awards and options under the Plan. The Committee may, where it deems appropriate in its sole discretion, establish one or more sub-plans for such purposes; and the Committee may, in its sole discretion, establish administrative rules and procedures to facilitate the operation of the Plan or such sub-plans in such non-U.S. jurisdictions. For purposes of clarity, the terms of the Plan which will vary in a particular non-U.S. jurisdiction shall be reflected in a written addendum to the Plan for such non-U.S. jurisdiction.

The Committee may delegate to any officer or officers of the Company any of the Committee’s duties, powers, and authorities under the Plan upon such conditions and with such limitations as the Committee may determine.

4. Common Stock Subject to the Plan. Subject to adjustment pursuant to Section 19, the maximum number of shares of Common Stock which may be issued under the Plan is 3,000,000; and the Company shall reserve and keep available for issuance under the Plan such maximum number of shares, subject to adjustment pursuant to Section 19. Such shares may consist in whole or in part of authorized and unissued shares or treasury shares or any combination thereof. The aggregate number of shares of Common Stock subject to or issuable in payment of (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Stock Bonus Awards, (iv) Restricted Stock Awards, or (v) Performance Unit Awards granted under the Plan in any Plan Year to any individual may not exceed 100,000, subject to adjustment pursuant to Section 19. Except as otherwise provided in the Plan, any shares subject to an option or right which expires for any reason or terminates unexercised as to such shares shall again be available for the grant of awards or options under the Plan. If any shares of Common Stock have been pledged as collateral for indebtedness incurred by an optionee in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, then such shares shall again be available for the grant of awards or options under the Plan.

5. Eligibility to Receive Awards and Options. Awards and options may be granted under the Plan to those key employees of the Company or any Subsidiary who are responsible for or contribute to, or are likely to be responsible for or contribute to, the management, growth and success of the Company or any Subsidiary; provided, that no award or option may be granted under the Plan to (i) any person who is an officer or director of the Company, (ii) any person who is a “covered employee” of the Company for purposes of Section 162(m) of the Code, or (iii) any person who is subject to Section 16 of the Exchange Act by reason of such person’s position with the Company or any Subsidiary, in each case at the time of the granting of the award or option. The granting of an award or option under the Plan to a key employee of the Company or any Subsidiary shall conclusively evidence the Committee’s determination that such grantee meets one or more of the criteria referred to in the preceding sentence. A director of any Subsidiary who is not an employee of the Company or any Subsidiary shall not be eligible to participate in the Plan.

6. Stock Options. Every Stock Option granted under the Plan shall be a nonqualified stock option for purposes of the Code. Stock Options may be granted alone or in addition to other awards made under the Plan. Stock Options shall be evidenced by agreements in such form as the Committee shall approve from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

(a) Type of Option. Each option agreement shall identify the Stock Option represented thereby as a nonqualified stock option for purposes of the Code.

(b) Option Price and Number of Shares. Each option agreement shall set forth the number of shares of Common Stock covered by the Stock Option and the applicable option exercise price per share, which price shall not be less than the Fair Market Value of the Common Stock on the date the Stock Option is granted or less than the par value of the Common Stock.

(c) Term. Each option agreement shall state the period or periods of time within which the Stock Option may be exercised, in whole or in part, which shall be such period or periods of time as the Committee may determine at the time of the Stock Option grant; provided, that no Stock Option granted under the Plan shall be exercisable more than ten years after the date of its grant; and provided further, that each Stock Option granted under the Plan shall become exercisable one year after the date of its grant, unless the option agreement specifically provides otherwise. The Committee shall have authority to accelerate previously established exercise rights, subject to the requirements set forth in the Plan, under such circumstances and upon such terms and conditions as the Committee shall deem appropriate.

(d) Payment for Shares. The Committee may permit all or part of the payment of the option exercise price to be made (i) in cash, by check or by wire transfer or (ii) in shares of Common Stock (A) which already are owned by the optionee and which are surrendered to the Company in good form for transfer or (B) which are retained by the Company from the shares of the Common Stock which would otherwise be issued to the optionee upon the optionee’s exercise of the Stock Option. Such shares shall be valued at their Fair Market Value on the date of exercise of the Stock Option. In lieu of payment in fractions of shares, payment of any fractional share amount shall be made in cash or check payable to the Company. The Committee also may provide that the exercise price may be paid by delivering a properly executed exercise notice in a form approved by the Committee together with irrevocable instructions to a broker to promptly deliver to the Company the amount of the applicable sale or loan proceeds required to pay the exercise price. No shares of Common Stock shall be issued to any optionee upon the exercise of a Stock Option until the Company receives full payment therefor as described above.

(e) Rights upon Termination of Employment. In the event that an optionee ceases to be employed by the Company and all of its Subsidiaries for any reason other than such optionee’s death or Disability, any rights of the optionee under any Stock Option then in effect immediately shall terminate; provided, that the optionee (or the optionee’s legal representative) shall have the right to exercise the Stock Option during its term within a period of three (3) months after such termination of employment to the extent that the Stock Option was exercisable at the time of such termination or within such other period and subject to such other terms and conditions as may be specified by the Committee. Notwithstanding the foregoing provisions of this Section 6(e), the optionee (and the optionee’s legal representative) shall not have any rights under any Stock Option, and the Company shall not be obligated to sell or deliver shares of Common Stock (or have any other obligation or liability) under any Stock Option, if the Committee shall determine that (i) the employment of the optionee with the Company or any Subsidiary has been terminated for cause or (ii) the optionee has engaged or may engage in employment or activities competitive with the Company or any Subsidiary or contrary, in the opinion of the Committee, to the best interests of the Company or any Subsidiary. In the event of such determination, the optionee (and the optionee’s legal representative) shall have no right under any Stock Option to purchase any shares of Common Stock regardless of whether the optionee (or the optionee’s legal representative) shall have delivered a notice of exercise prior to the Committee’s making of such determination. Any Stock Option may be terminated entirely by the Committee at the time of or at any time subsequent to a determination by the Committee under this Section 6(e) which has the effect of eliminating the Company’s obligation to sell or deliver shares of Common Stock under such Stock Option.

In the event that an optionee ceases to be employed by the Company and all of its Subsidiaries by reason of such optionee’s Disability, prior to the expiration of a Stock Option and without such optionee’s having fully exercised such Stock Option, such optionee or such optionee’s legal representative shall have the right to exercise such Stock Option during its term within a period of six (6) months after such termination of employment to the extent that such Stock Option was exercisable at the time of such termination or within such other period and subject to such other terms and conditions as may be specified by the Committee.

In the event that an optionee ceases to be employed by the Company and all of its Subsidiaries by reason of such optionee’s death, prior to the expiration of a Stock Option and without such optionee’s having fully exercised such Stock Option, the personal representative of such optionee’s estate or the person who acquired the right to exercise such Stock Option by bequest or inheritance from such optionee shall have the right to exercise such Stock Option during its term within a period of twelve (12) months after the date of such optionee’s death to the extent that such Stock Option was exercisable at the time of such death or within such other period and subject to such other terms and conditions as may be specified by the Committee.

7. Stock Appreciation Rights. Stock Appreciation Rights shall enable the grantees thereof to benefit from increases in the Fair Market Value of shares of Common Stock and shall be evidenced by agreements in such form as the Committee shall approve from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

(a) Award. A Stock Appreciation Right shall entitle the grantee, subject to such terms and conditions as the Committee may prescribe, to receive upon the exercise thereof an award equal to all or a portion of the excess of (i) the Fair Market Value of a specified number of shares of Common Stock at the time of the exercise of such right over (ii) a specified price which shall not be less than the Fair Market Value of the Common Stock at the time the right is granted or, if connected with a previously granted Stock Option, not less than the Fair Market Value of the Common Stock at the time such Stock Option was granted. Subject to the limitations set forth in Section 4, such award may be paid by the Company in cash, shares of Common Stock (valued at their then Fair Market Value) or any combination thereof, as the Committee may determine. Stock Appreciation Rights may be, but are not required to be, granted in connection with a previously or contemporaneously granted Stock Option. In the event of the exercise of a Stock Appreciation Right, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares covered by the Stock Appreciation Right as to which such exercise occurs.

(b) Term. Each agreement shall state the period or periods of time within which the Stock Appreciation Right may be exercised, in whole or in part, subject to such terms and conditions prescribed for such purpose by the Committee; provided, that no Stock Appreciation Right shall be exercisable more than ten years after the date of its grant; and provided further, that each Stock Appreciation Right granted under the Plan shall become exercisable one year after the date of its grant, unless the agreement specifically provides otherwise. The Committee shall have authority to accelerate previously established exercise rights, subject to the requirements set forth in the Plan, under such circumstances and upon such terms and conditions as the Committee shall deem appropriate.

(c) Rights upon Termination of Employment. In the event that a grantee of a Stock Appreciation Right ceases to be employed by the Company and all of its Subsidiaries for any reason other than such grantee’s death or Disability, any rights of the grantee under any Stock Appreciation Right then in effect immediately shall terminate; provided, that the grantee (or the grantee’s legal representative) shall have the right to exercise the Stock Appreciation Right during its term within a period of three (3) months after such termination of employment to the extent that the Stock Appreciation Right was exercisable at the time of such termination or within such other period and subject to such other terms and conditions as may be specified by the Committee. Notwithstanding the foregoing provisions of this Section 7(c), the grantee (and the grantee’s legal representative) shall not have any rights under any Stock Appreciation Right, and the Company shall not be obligated to pay or deliver any cash, Common Stock or any combination thereof (or have any other obligation or liability) under any Stock Appreciation Right, if the Committee shall determine that (i) the employment of the grantee with the Company or any Subsidiary has been terminated for cause or (ii) the grantee has engaged or may engage in employment or activities competitive with the Company or any Subsidiary or contrary, in the opinion of the Committee, to the best interests of the Company or any Subsidiary. In the event of such determination, the grantee (and the grantee’s legal representative) shall have no right under any Stock Appreciation Right regardless of whether the grantee (or the grantee’s legal representative) shall have delivered a notice of exercise prior to the Committee’s making of such determination. Any Stock Appreciation Right may be terminated entirely by the Committee at the time of or at any time subsequent to a determination by the Committee under this Section 7(c) which has the effect of eliminating the Company’s obligations under such Stock Appreciation Right.

In the event that a grantee of a Stock Appreciation Right ceases to be employed by the Company and all of its Subsidiaries by reason of such grantee’s Disability, prior to the expiration of a Stock Appreciation Right and without such grantee’s having fully exercised such Stock Appreciation Right, such grantee or such grantee’s legal representative shall have the right to exercise such Stock Appreciation Right during its term within a period of six (6) months after such termination of employment to the extent that such Stock Appreciation Right was exercisable at the time of such termination or within such other period and subject to such other terms and conditions as may be specified by the Committee.

In the event that a grantee ceases to be employed by the Company and all of its Subsidiaries by reason of such grantee’s death, prior to the expiration of a Stock Appreciation Right and without such grantee’s having fully exercised such Stock Appreciation Right, the personal representative of the grantee’s estate or the person who acquired the right to exercise such Stock Appreciation Right by bequest or inheritance from such grantee shall have the right to exercise such Stock Appreciate Right during its term within a period of twelve (12) months after the date of such grantee’s death to the extent that such Stock Appreciation Right was exercisable at the time of such death or within such other period and subject to such other terms and conditions as may be specified by the Committee.

8. Performance Unit Awards. Performance Unit Awards shall entitle the grantees thereof to receive future payments based upon and subject to the achievement of preestablished long-term performance targets and shall be evidenced by agreements in such form as the Committee shall approve from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

(a) Performance Period. The Committee shall establish with respect to each Performance Unit Award a performance period of not fewer than two years nor more than five years.

(b) Unit Value. The Committee shall establish with respect to each Performance Unit Award a value for each unit which shall not change thereafter or which may vary thereafter on the basis of criteria specified by the Committee.

(c) Performance Targets. The Committee shall establish with respect to each Performance Unit Award maximum and minimum performance targets to be achieved during the applicable performance period. The achievement of the maximum targets shall entitle a grantee to payment with respect to the full value of a Performance Unit Award. The achievement of less than the maximum targets, but in excess of the minimum targets, shall entitle a grantee to payment with respect to a portion of a Performance Unit Award according to the level of achievement of the applicable targets as specified by the Committee.

(d) Performance Measures. Performance targets established by the Committee shall relate to such measures or standards of performance as the Committee may determine. Multiple targets may be used and may have the same or different weighting, and the targets may relate to absolute performance or relative performance measured against other companies, businesses or indexes.

(e) Adjustments. At any time prior to the payment of a Performance Unit Award, the Committee may adjust previously established performance targets or other terms and conditions of such Performance Unit Award, including the Company’s or another company’s financial performance for Plan purposes, in order to reduce or eliminate, but not to increase, the payment with respect to a Performance Unit Award that otherwise would be due upon the attainment of such previously established performance targets. Such adjustments shall be made to reflect major unforeseen events such as changes in laws, regulations, or accounting practices, mergers, acquisitions, or divestitures, or other extraordinary, unusual, or nonrecurring items or events.

(f) Payment of Performance Unit Awards. Upon the conclusion of each performance period, the Committee shall determine the extent to which the applicable performance targets have been attained and any other terms and conditions have been satisfied for such period. The Committee shall determine what, if any, payment is due on a Performance Unit Award and, subject to the limitations set forth in Section 4, whether such payment shall be made in cash, shares of Common Stock (valued at their then Fair Market Value), or a combination thereof. Payment of a Performance Unit Award shall be made in a lump sum or in installments, as determined by the Committee, commencing as promptly as practicable after the end of the performance period unless such payment is deferred upon such terms and conditions as may be specified by the Committee.

(g) Termination of Employment. In the event that a grantee of a Performance Unit Award ceases to be employed by the Company and all of its Subsidiaries for any reason other than such grantee’s death or Disability, any rights of such grantee under any Performance Unit Award then in effect whose performance period has not ended shall terminate immediately; provided, that the Committee may authorize the partial payment of any such Performance Unit Award if the Committee determines such action to be equitable.

In the event that a grantee of a Performance Unit Award ceases to be employed by the Company and all of its Subsidiaries by reason of such grantee’s death or Disability, any rights of such grantee under any Performance Unit Award then in effect whose performance period has not ended shall terminate immediately; provided, that the Committee may authorize the payment to such grantee or such grantee’s legal representative of all or any portion of such Performance Unit Award to the extent earned under the applicable performance targets, even though the applicable performance period has not ended, upon such terms and conditions as may be specified by the Committee.

9. Restricted Stock Awards. Restricted Stock Awards shall consist of shares of Common Stock restricted against transfer, subject to a substantial risk of forfeiture and to other terms and conditions intended to further the purpose of the Plan as the Committee may determine, and shall be evidenced by agreements in such form as the Committee shall approve from time to time. The agreements shall contain in substance the following terms and conditions and may contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

(a) Restriction Period. The Common Stock covered by Restricted Stock Awards shall be subject to the applicable restrictions established by the Committee over such period as the Committee shall determine.

(b) Restriction upon Transfer. Shares of Common Stock covered by Restricted Stock Awards may not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered, except as provided in the Plan or in any Restricted Stock Award agreement entered into between the Company and a grantee, during the restriction period applicable to such shares. Notwithstanding the foregoing provisions of this Section 9(b), and except as otherwise provided in the Plan or the applicable Restricted Stock Award agreement, a grantee of a Restricted Stock Award shall have all of the other rights of a holder of Common Stock including but not limited to the right to receive dividends and the right to vote such shares.

(c) Payment. The Committee shall determine the amount, form, and time of payment, if any, that shall be required from the grantee of a Restricted Stock Award in consideration of the issuance and delivery of the shares of Common Stock covered by such Restricted Stock Award.

(d) Certificates. Each certificate issued in respect of shares of Common Stock covered by a Restricted Stock Award shall be registered in the name of the grantee and shall bear the following legend (in addition to any other legends which may be appropriate):

“This certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the CSG Systems International, Inc. 2001 Stock Incentive Plan and a Restricted Stock Award Agreement entered into between the registered owner and CSG Systems International, Inc. Release from such terms and conditions may be obtained only in accordance with the provisions of such Plan and Agreement, a copy of each of which is on file in the office of the Secretary of CSG Systems International, Inc.”

The Committee may require the grantee of a Restricted Stock Award to enter into an escrow agreement providing that the certificates representing the shares covered by such Restricted Stock Award will remain in the physical custody of an escrow agent until all restrictions are removed or expire. The Committee also may require that the certificates held in such escrow be accompanied by a stock power, endorsed in blank by the grantee, relating to the Common Stock covered by such certificates.

(e) Lapse of Restrictions. The Committee may provide for the lapse of restrictions applicable to Common Stock subject to Restricted Stock Awards in installments and may waive such restrictions in whole or in part based upon such factors and such circumstances as the Committee shall determine. Upon the lapse of such restrictions, certificates for shares of Common Stock, free of the restrictive legend set forth in Section 9(c), shall be issued to the grantee or the grantee’s legal representative. The Committee shall have authority to accelerate the expiration of the applicable restriction period with respect to all or any portion of the shares of Common Stock covered by a Restricted Stock Award.

(f) Termination of Employment. In the event that a grantee of a Restricted Stock Award ceases to be employed by the Company and all of its Subsidiaries for any reason, any rights of such grantee with respect to shares of Common Stock that remain subject to restrictions under such Restricted Stock Award shall terminate immediately, and any shares of Common Stock covered by a Restricted Stock Award with unlapsed restrictions shall be subject to reacquisition by the Company upon the terms set forth in the applicable agreement with such grantee. The Committee may provide for complete or partial exceptions to such employment requirement if the Committee determines such action to be equitable.

10. Stock Bonus Awards. The Committee may grant a Stock Bonus Award to an eligible grantee under the Plan based upon such measures or standards of performance (including but not limited to performance already accomplished) as the Committee may determine.

If appropriate in the sole discretion of the Committee, Stock Bonus Awards shall be evidenced by agreements in such form as the Committee shall approve from time to time. In addition to any applicable performance goals or standards and subject to the terms of the Plan, shares of Common Stock which are the subject of a Stock Bonus Award may be (i) subject to additional restrictions (including but not limited to restrictions on transfer) or (ii) granted directly to a grantee free of any restrictions, as the Committee shall deem appropriate.

11. General Restrictions. Each award or grant under the Plan shall be subject to the requirement that if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, (ii) the consent or approval of any governmental regulatory body, or (iii) an agreement by the grantee of an award or grant with respect to the disposition of the shares of Common Stock subject or related thereto is necessary or desirable as a condition of, or in connection with, such award or grant or the issuance or purchase of shares of Common Stock thereunder, then such award or grant may not be consummated and any rights thereunder may not be exercised in whole or in part unless such listing, registration, qualification, consent, approval, or agreement shall have been effected or obtained upon conditions acceptable to the Committee. Awards or grants under the Plan shall be subject to such additional terms and conditions, not inconsistent with the Plan, as the Committee in its sole discretion deems necessary or desirable.

12. Single or Multiple Agreements. Multiple forms of awards or grants or combinations thereof may be evidenced either by a single agreement or by multiple agreements, as determined by the Committee.

13. Rights of a Stockholder. Unless otherwise provided by the Plan, the grantee of any award or grant under the Plan shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject or related to such award or grant unless and until certificates for such shares of Common Stock are issued to such grantee.

14. No Right to Continue Employment. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any grantee the right to continue in the employment of the Company or any Subsidiary or affect any right which the Company or any Subsidiary may have to terminate the employment of any grantee with or without cause.

15. Withholding. The Company’s obligation to (i) deliver shares of Common Stock or pay cash upon the exercise of any Stock Option or Stock Appreciation Right, (ii) deliver shares of Common Stock or pay cash in payment of any Performance Unit Award, (iii) deliver stock certificates upon the vesting of any Restricted Stock Award, and (iv) deliver shares of Common Stock upon the grant of any Stock Bonus Award shall be subject to applicable federal, state and local tax withholding requirements. In the discretion of the Committee, amounts required to be withheld for taxes may be paid by the grantee in cash or shares of Common Stock (either through the surrender of previously held shares of Common Stock or the withholding of shares of Common Stock otherwise issuable upon the exercise or payment of such Stock Option, Stock Appreciation Right or Award) having a Fair Market Value equal to the required tax withholding amount and upon such other terms and conditions as the Committee shall determine.

16. Indemnification. No member of the Board or the Committee, nor any officer or employee of the Company or a Subsidiary acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan; and all members of the Board or the Committee and each and any officer or employee of the Company or any Subsidiary acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

17. Non-Assignability. No award or grant under the Plan shall be assignable or transferable by the recipient thereof except by will, by the laws of descent and distribution, pursuant to a qualified domestic relations order, or by such other means (if any) or in such other manner (if any) as the Committee may approve from time to time. No right or benefit under the Plan shall be liable for the debts, liabilities, or alimony obligations of the person entitled to such right or benefit, either by assignment, attachment, or any other method, and shall not be subject to be taken by the creditors of the person entitled to such right or benefit by any process whatsoever.

18. Nonuniform Determinations. The Committee’s determinations under the Plan (including but not limited to determinations of the persons to receive awards or grants, the form, amount and timing of such awards or grants, the terms and provisions of such awards or grants and the agreements evidencing them and the establishment of values and performance targets) need not be uniform and may be made by the Committee selectively among the persons who receive, or are eligible to receive, awards or grants under the Plan, whether or not such persons are similarly situated.

19. Adjustments. In the event of any change in the outstanding shares of Common Stock, by reason of a stock dividend or distribution, stock split, recapitalization, merger, reorganization, consolidation, split-up, spin-off, combination of shares, exchange of shares, or other change in corporate structure affecting the Common Stock, the Committee shall make appropriate adjustments in (a) the aggregate number of shares of Common Stock (i) reserved for issuance under the Plan, (ii) for which grants or awards may be made to an individual grantee, and (iii) covered by outstanding awards and grants denominated in shares or units of Common Stock, (b) the exercise or other applicable price related to outstanding awards or grants, and (c) the appropriate Fair Market Value and other price determinations relevant to outstanding awards or grants and shall make such other adjustments as may be equitable under the circumstances; provided, that the number of shares subject to any award or grant always shall be a whole number.

20. Terms of Payment. Subject to any other applicable provisions of the Plan and to any applicable laws, whenever payment by a grantee is required with respect to shares of Common Stock which are the subject of an award or grant under the Plan, the Committee shall determine the time, form and manner of such payment, including but not limited to lump-sum payments and installment payments upon such terms and conditions as the Committee may prescribe. Installment payment obligations of a grantee may be evidenced by full-recourse, limited-recourse, or non-recourse promissory notes or other instruments, with or without interest and with or without collateral or other security as the Committee may determine.

21. Termination and Amendment. The Board may terminate the Plan or amend the Plan or any portion thereof at any time. The termination or any amendment of the Plan shall not, without the consent of a grantee, adversely affect such grantee’s rights under an award or grant previously made to such grantee under the Plan. The Committee may amend the terms of any award or grant previously made under the Plan, prospectively or retroactively; but, except as otherwise expressly permitted by the Plan and subject to the provisions of Section 19, no such amendment shall adversely affect the rights of the grantee of such award or grant without such grantee’s consent.

22. Effect on Other Plans. Participation in the Plan shall not affect an employee’s eligibility to participate in any other benefit or incentive plan of the Company or any Subsidiary. Any awards made pursuant to the Plan shall not be taken into account in determining the benefits provided or to be provided under any other plan of the Company or any Subsidiary unless otherwise specifically provided in such other plan.

23. Term of Plan. The Plan shall become effective upon its adoption by the Board and shall terminate for purposes of further grants on the first to occur of (i) December 31, 2010, or (ii) the effective date of the termination of the Plan by the Board pursuant to Section 21. No awards or options may be granted under the Plan after the termination of the Plan, but such termination shall not affect any awards or options outstanding at the time of such termination or the authority of the Committee to continue to administer the Plan apart from the making of further grants.

24. Governing Law. The Plan shall be governed by and construed in accordance with the laws of Delaware.

25. Section 409A.

(a) Time and Form of Payment. Notwithstanding anything contained in the Plan or in an award agreement to the contrary, the time and form of payment of an award that is subject to the limitations imposed by Section 409A of the Code shall be set forth in the applicable award agreement on or before the time at which the grantee of the award obtains a legally binding right to the award (or such other time permitted under Section 409A of the Code) and such time and form of payment shall comply with the requirements of Section 409A of the Code.

(b) Delay in Payment. Notwithstanding anything contained in the Plan or an award agreement to the contrary, if the grantee of the award is deemed by the Company at the time of such grantee’s “separation from service” with the Company to be a “specified employee” as determined under Section 409A of the Code, any nonqualified deferred compensation to which such grantee is entitled under the Plan in connection with such separation from service shall not be paid or commence payment until the date which is the first business day following the six-month period after such grantee’s separation from service (or if earlier, such grantee’s death). Such delay in payment shall only be effected with respect to each separate payment to the extent required to avoid adverse tax treatment to such grantee under Section 409A of the Code. Any compensation which would have otherwise been paid during the delay period (whether in a lump sum or in installments) in the absence of this Section 26 shall be paid to such grantee or such grantee’s Beneficiary in a lump-sum payment on the first business day following the expiration of the delay period.

(c) Amendments. Notwithstanding anything in the Plan to the contrary, the Plan and awards granted under the Plan are intended to be eligible for certain regulatory exceptions to the limitations of, or to comply with, the requirements of Section 409A of the Code. The Committee, in the exercise of its sole discretion and without the consent of the grantee of an award under the Plan, may amend or modify the terms of an award in any manner and delay the payment of any amounts payable pursuant to an award to the minimum extent necessary to reasonably comply with the requirements of Section 409A of the Code, provided that the Company shall not be required to assume any increased economic burden. No action so taken by the Committee with respect to the requirements of Section 409A of the Code shall be deemed to adversely affect the rights of a grantee of an award under the Plan with respect to an award or to require the consent of such grantee. The Committee reserves the right to make additional changes to the Plan and awards from time to time to the extent it deems necessary with respect to Section 409A of the Code.

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